25. Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
25. Subsequent Events

On April 3, 2014, the Company received a waiver of the covenant pertaining to debt service coverage in its term loan agreement with Community Bankers’ Bank, which agreement was in technical default at December 31, 2013. The technical default was caused primarily by the classification of the term loan as short term debt due to its April 21, 2014 maturity. On April 3, 2014, CBB also provided a loan commitment to renew the term loan and extend the maturity of the term loan to October 21, 2017, under essentially the same terms and conditions and with the same covenants as the currently outstanding term loan. The Company has the ability under the commitment to close on the renewal of the term loan by depositing approximately $849 prior to the original April 21, 2014 maturity date, which amount represents the monthly payments for the 30 month renewal. Subsequent to December 31, 2013, in anticipation of an extension or renewal of the loan, the Company deposited $169 with CBB which amount represents approximately 6 monthly payments calculated under current terms. The Company expects to pay the additional amounts necessary to close the renewed term loan from funds received through the sale of common stock of the Company to certain of its executive officers and directors under terms of Stock Purchase Agreements executed on April 3, 2014. The closing of the sale of this stock is expected to occur on or about April 10, 2014. The Company also is in the process of privately raising additional funds to be used, in part, to fully repay the term loan. The term loan agreement allows for such prepayment without penalty.